SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                                  May 19, 1998
-------------------------------------------------------------------------------



                               Coffee People, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Oregon               0-21397                               93-1073218
-------------------------------------------------------------------------------
(State or other     (Commission File No.)                     (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



 11480 Commercial Parkway       Castroville, California                95012
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

                                 (408) 633-4001
-------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets.

                  On May 19, 1998, Coffee People, Inc. (the "Company") acquired 100% of the outstanding capital stock of Gloria Jean's Inc. ("Gloria Jean's") from Second Cup USA Holdings Inc., an Ontario corporation and wholly-owned subsidiary of The Second Cup Ltd., an Ontario corporation (The Second Cup Ltd., together with its subsidiaries, is hereinafter referred to collectively as "Second Cup"), pursuant to an Agreement and Plan of Merger between the Company and Second Cup dated as of February 19, 1998 (the "Merger Agreement"). In accordance with the terms of the Merger Agreement, Gloria Jean's Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub") merged into Gloria Jean's, with Gloria Jean's as the surviving corporation (the "Merger").

                  At the effective time of the Merger on May 19, 1998, (the "Effective Time"), the Company issued 7,460,679 shares of common stock, no par value (the "Common Shares") to Second Cup in exchange for all the outstanding shares of Gloria Jean's, which shares represent 69.5% of the issued and outstanding Common Shares of the Company at the closing date, after giving effect to the issuance of such shares (the "Issuance"). Therefore, immediately following the Merger, Second Cup owned 69.5% of the issued and outstanding Common Shares of the Company. Second Cup, headquartered in Ontario, Canada, is the second largest specialty coffee retail company in North America dedicated to the sale of specialty coffee and related products through 550 franchised and 52 company-owned stores. The Merger is treated for accounting purposes as a "reverse merger," in that the historical financial statements of Gloria Jean's become the historical financial statements of the Company. The terms of the Merger were determined through arms'-length negotiations between representatives of the Company and representatives of Second Cup.

                  The Company's shareholders approved the issuance of Common Shares to Second Cup at the Company's annual meeting held on May 19, 1998. The Company and its subsidiary Gloria Jean's together operate 318 retail coffee stores, of which 246 are franchised stores and 72 are company-owned stores, as well as a roasting facility at Gloria Jean's headquarters in Castroville, California.

                   Immediately following the Merger, Alton McEwen, Chief Executive Officer of Gloria Jean's, was appointed President and Chief Executive Officer of the Company. In addition, Mark Archer, Chief Financial Officer of Gloria Jean's, will serve as Executive Vice President and Chief Financial Officer of the Company. Taylor Devine and Kenneth Ross, former Chief Executive Officer and Chief Financial Officer, respectively, of the Company, entered into employment agreements with the Company, effective at the Effective Time, providing for base salaries and bonuses payable upon successful consummation of the Merger and at specified intervals following the Merger (contingent upon continued employment with the Company). Pursuant to such agreements, Mr. Devine will serve as President and Chief Operating Officer of the Coffee People Oregon division of the Company and Mr. Ross will serve as Vice President, Finance of the Company.

                  At the Company's annual meeting, the shareholders also elected a new Board of Directors which, in accordance with the Merger Agreement, consists of four nominees of Second Cup and two nominees of the Company. The six directors are Douglas L. Ayer, a previous director of Coffee People, Inc. and president and managing partner of International Capital Partners, Inc.; Michael Bregman, chairman and chief executive officer of The Second Cup Ltd.; Robert M. Haft, founder and managing partner of Vitamin Superstores; Alton McEwen, president and chief executive officer of the Company; Gary G. Talboy, a previous director of Coffee People, Inc. and owner of Specialty Coffee Consultants; and Kathy A. Welsh, executive vice president and chief financial officer of The Second Cup Ltd.

                  Although the Company will maintain a regional office in the Portland area to oversee operations in Oregon, the Company's headquarters will be moved to Castroville, California.

                  In connection with the Merger, the Company entered into a loan agreement with Second Cup pursuant to which the Company may borrow up to an aggregate principal amount of $4,000,000 under a revolving credit facility, bearing interest at 11.5% per annum (the "Credit Facility"). The Credit Facility is subordinate in right of payment to the Company's existing indebtedness to its primary bank. The Company is obligated to pay a standby fee equal to 0.25% per annum of the average daily difference between the total outstanding amount under the Credit Facility and the borrowing limit. The Credit Facility matures on May 19, 2003, but may be canceled prior to that time if the borrowings have been paid in full. However, if the amounts drawn down by the Company have not been repaid in full or the Credit Facility has not been canceled by November 19, 2000, the Company will pay to Second Cup an arrangement fee of $80,000. Amounts borrowed under the Credit Facility will be used by the Company for working capital purposes. As of the date of this Current Report, the Company has not borrowed any funds under the Credit Facility.

                  The foregoing is a summary of certain terms of the Merger Agreement and the Credit Facility and should not be considered a complete description. The foregoing description of the Merger and the Credit Facility is subject to and qualified in its entirety by the Merger Agreement, a copy of which was included as Exhibit 10.23 to the Company's Annual Report on Form 10-KSB for the period ended December 31, 1997, and the agreement relating to the Credit Facility, a copy of which is included as Exhibit 10.24 to this Current Report on Form 8-K.


Item 5.  Other Events

         In conjunction with the Merger, James Roberts, Chairman of the Board of Directors, Taylor Devine, President and Chief Executive Officer, Kenneth B. Ross, Chief Financial Officer and Jeff Ferguson, Vice President, Coffee of the Company, tendered their resignations as to such positions. Mr. Devine will continue as President and Chief Operating Officer of the Coffee People Oregon division and Mr. Ross will continue as Vice President, Finance of the Company.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

         Gloria Jean's financial statements are hereby incorporated by reference to pages F-21 to F-68 of the Company's Registration Statement on Form S-4 (File No. 333-50905) filed with the Securities and Exchange Commission on April 23, 1998.

         (b)      Pro Forma Financial Information

         The pro forma financial information required by this Item 7(b,) giving effect to the acquisition of Gloria Jean's, is hereby incorporated by reference to pages 96 to 105 of the Company's Registration Statement on Form S-4 (File No. 333-50905) filed with the Securities and Exchange Commission on April 23, 1998.

         (c)      Exhibits

                   2.1 Agreement and Plan of Merger between Registrant and The Second Cup Ltd., dated as of February 19, 1998 (incorporated by reference from Exhibit 10.23 to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997)

                  10.24 Agreement dated May 19, 1998 between the Registrant and Second Cup relating to the Credit Facility

                  10.25 Promissory Note executed by the Registrant, in the amount of $4,000,000, dated May 19, 1998

                  99.1      Press Release

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COFFEE PEOPLE, INC.
                                     (Registrant)



Date: June 3, 1998                  By: /s/ Mark J. Archer
                                         ------------------
                                         Mark J. Archer
                                         Executive Vice President
                                         Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit No.       Name                                                Page
-----------       ----                                                ----

10.24             Agreement dated May 19, 1998 between                  8
                  the Registrant and Second Cup relating
                  to the Credit Facility

10.25             Promissory Note executed by the Registrant,          28
                  in the amount of $4,000,000, dated
                  May 19, 1998

99.1              Press Release                                        30